Exhibit 99.3

NORWEGIAN CRUISE LINE HOLDINGS LTD.

ACQUISITION OF PRESTIGE CRUISES INTERNATIONAL, INC.

SEPTEMBER 2, 2014

MANAGEMENT PRESENTERS

Kevin Sheehan

President and

Chief Executive Officer

Norwegian Cruise Line Holdings Ltd.

Frank Del Rio

Chairman and

Chief Executive Officer

Prestige Cruises International, Inc.

Wendy Beck

Executive Vice-president and Chief Financial Officer

Norwegian Cruise Line Holdings Ltd.

Andrea DeMarco

Director, Investor Relations

Norwegian Cruise Line Holdings Ltd

FORWARD LOOKING STATEMENTS

This presentation may contain statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “will,” “may,” “believes,” “expects,” “intends,” “anticipates,” ”projects,” “plans,” “seeks,” and similar expressions are intended to identify forward-looking statements, which are not historical in nature.

Forward-looking statements are based on management’s current expectations and assumptions, and are subject to significant business, economic, regulatory and competitive risks and uncertainties (many of which are beyond the control of the company and management) that could cause actual results, performance or achievements to differ significantly from Norwegian’s historical results or those implied in forward-looking statements. You should not place undue reliance on forward-looking statements as a prediction of actual results. Norwegian expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based. For a discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the prospectus filed with the SEC.

We use certain non-GAAP financial measures in this presentation, such as EBITDA, Adjusted EBITDA, net onboard yield, and compound annual growth rate, to enable us to analyze our performance. We utilize these financial measures to manage our business on a day-to-day basis and believe that they are the most relevant measures of our financial performance. Some of these measures are commonly used in the cruise industry to measure performance. Our use of a non-GAAP financial measure may not be comparable to other companies within our industry. For a discussion concerning non-GAAP financial measures, please refer to our respective filings with the SEC.

This information is confidential, and should not be photocopied, distributed or disclosed to anyone other than to whom it is provided, and your acceptance of this document is deemed to be an agreement to these terms.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION

The transaction discussed in this presentation is being provided for informational purposes only. WE ARE NOT ASKING FOR

A PROXY, AND YOU ARE REQUESTED NOT TO SEND A PROXY.

In connection with the transaction, we will file relevant materials with the SEC, including a Schedule 14C information statement. Investors and security holders are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will include important information about Prestige, Norwegian, and the transaction. Investors and stockholders will be able to obtain free copies of the information statement and other documents containing important information about Prestige and Norwegian, once such documents are filed with the SEC by Norwegian, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by [Norwegian] will be available free of charge of

[Norwegian’s] investor relations website at www.investor.ncl.com or by contacting Norwegian’s Investor Relations

Department at 305-468-2339.

This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise.

NORWEGIAN’S JOURNEY FROM GOOD TO GREAT

Since 2008 Norwegian has maintained a track record of consistent, measured, orderly financial growth, reporting 24 consecutive quarters of adjusted EBITDA growth and consistent margin improvement

NORWEGIAN’S ADJUSTED EBITDA GROWTH:

24 CONSECUTIVE QUARTERS WITH ADJUSTED EBITDA GROWTH & CONSISTENT MARGIN IMPROVEMENT(1)

COMPELLING STRATEGIC RATIONALE

Combination creates a diversified, industry-leading cruise operating company

Three complementary brands with presence across market segments

Further enhances industry-leading financial metrics

Sharing of best practices among brands and synergies from breadth of scale

Increases economies of scale providing greater operational leverage

Expands growth trajectory and global footprint

Complementary new build programs provides measured, orderly capacity growth annually through 2019

TRANSACTION OVERVIEW

Total purchase price of $3.025 billion (~11x 2014E Adjusted EBITDA) subject to certain other adjustments(1)

Overview

Day one identified synergies of $25 million with continuing benefits to be realized over the next several years

Combined Pro Forma LTM June 30 Revenue of $4.1 billion and Adjusted EBITDA of $1.0 billion(2) Pro Forma Pro Forma net leverage at September 30 of 5.3x(2)(3) and target leverage of Impactapproximately 4x within 18 months Expected to be accretive to earnings in 2015 pre-synergies

High single-digit percentage adjusted EPS accretion with synergies(4)

Equity issuance of approximately 20.3 million shares or $670 million to Prestige shareholders, equivalent to ~10% of NCLH current shares outstanding(5) Sources of Certain Prestige shareholders will be subject to lock-up Funding Remaining consideration in cash, to be financed with a mix of bank debt, bonds and cash on hand

Fully committed financing in place

Timing Expected to close in the fourth quarter of 2014

 1. Additional contingent cash consideration of $50 million, upon achievement of certain performance metrics in 2015.

2. Including $25 million in identified synergies.

3. Includes annualized contribution for Norwegian Getaway.

4. Excludes non-recurring amortization from purchase accounting.

5. Weighted average diluted shares outstanding at June 30, 2014.

PRESTIGE CRUISES INTERNATIONAL OVERVIEW

Global leader in the upscale cruise segment with approximately 46% of berth capacity

Operates two brands, Oceania Cruises and Regent Seven Seas Cruises

8 ships, approximately 6,500 berths with 87% balconies

Loyal followings with high repeat guest rates

Among the highest space-to-guest and crew to passenger ratios in the industry, providing guests with unparalleled accommodations and individually-tailored service levels

Brands cater to affluent and seasoned travelers

Guests are less impacted by recessionary pressures

Attractive financial characteristics

Industry-leading net yield

High visibility to future bookings

Strong EBITDA and earnings growth

Note: Upscale refers to Upper Premium and Luxury segments.

ABOUT OCEANIA CRUISES

Operates five small to mid-size vessels that provide an upscale and sophisticated experience

Offers destination-oriented cruises to approximately 330 ports around the globe with gourmet culinary experiences, elegant accommodations and personalized service

Expanded capacity by 122% with the addition of two 1,250-berth newbuilds in 2011 and 2012

Conde Nast Traveler Gold List Platinum Circle 2013; Best Premium Cruise Line 2013 Virtuoso Awards

ABOUT REGENT SEVEN SEAS CRUISES

The most inclusive luxury product offering in the industry

Operates three all-suite ships with a fourth under construction

Focus on high level of personal service, unique shore excursions, world-class accommodations and top-rated cuisine

Imaginative itineraries to approximately 300 ports worldwide

Best Luxury Cruise Line 2013 Virtuoso Awards; Best for Luxury 2013 Cruise Critic Editor’s Choice

HIGH QUALITY FLEET

Ships are classic and refined with focus on cuisine, service and destinations High space ratios and crew to passenger ratios Majority of fleet either built or refurbished in the last three years with a newbuild in 2016

Regatta, Insignia Nautica

Marina, Riviera

Voyager

Mariner

Navigator

Explorer

Berths 684 1,250 700 700 490 750

Balcony % 68% 95% 100% 100% 90% 100%

Crew to

1:1.7 1:1.6 1:1.6 1:1.6 1:1.4 1:1.3

Passenger

REVENUE OPPORTUNITIES AND SYNERGIES

Leverage cross-selling opportunities by offering products for every stage of a guests’ life cycle

Leverage customer databases to offer targeted multi-REVENUE generational and other experiences (i.e. The Haven)

ENHANCEMENT

Explore multi-brand joint partnerships

OPPORTUNITIES

Use combined expertise on product delivery to enhance the guest experience across the brands

Glean learnings to benefit Pride of America’s unique proposition Purchasing and procurement Crew recruitment and training

Global port contracts

SYNERGY

Insurance

OPPORTUNITIES

Fuel and fuel efficiencies

Marketing / Sponsorships / Partnerships

Maintenance contracts and dry-docks

Revenue Enhancements and Synergies focused on maintaining brand integrity with no impact on the guest experience

HIGHLY COMPLEMENTARY BRANDS

Number of Vessels 13 5 3

Berths 34,510 4,552 1,890

Vessel Size Large Small to mid-size Small

Berth Ranges 2,000 to 4,000 684 to 1,250 490 to 750

Guest Multi-generational Experienced Luxury Demographics travel cruisers travelers

Product

A la carte Semi-inclusive All-inclusive

Offering

Itineraries Majority 7 day 7 to 180 days 7 to 28 days

Combined company offers a portfolio of products that appeal to guests at every stage of their life cycle

HIGHLY COMPLEMENTARY BRANDS

Number of Vessels 13 5 3

Berths 34,510 4,552 1,890

Vessel Size Large Small to mid-size Small

Berth Ranges 2,000 to 4,000 684 to 1,250 490 to 750

Guest Multi-generational Experienced Luxury Demographics travel cruisers travelers

Product

A la carte Semi-inclusive All-inclusive

Offering

Itineraries Majority 7 day 7 to 180 days 7 to 28 days

Combined company offers a portfolio of products that appeal to guests at every stage of their life cycle

POWERFUL COMBINED NEWBUILD PROGRAM

Consistent growth from newbuilds through 2019

Vessel Delivery Norwegian Escape October 2015 Seven Seas Explorer Summer 2016 Breakaway Plus 2 Spring 2017 Breakaway Plus 3 Spring 2018 Breakaway Plus 4 Fall 2019

PRO FORMA FINANCIALS

LTM JUNE 30, 2014

Gross Revenue

Net Yield

Adjusted EBITDA(1)

1. Includes $25 million in identified synergies.

PRO FORMA CAPITALIZATION AND DELEVERAGING PROFILE

Net Debt / Adjusted EBITDA

Highly attractive debt markets

Transaction funded with:

– Existing cash

– New and existing debt facilities

– 20.3 million shares of NCLH common stock

Committed financing in place to fund purchase price and optimize capital structure

Net leverage of 5.3x as of September 30 pro forma for transaction

– Flexible capital structure with significant portion of prepayable debt

Strong free cash flow enables significant, rapid debt deleveraging

– Approaching ~5x by year-end 2014 and ~4x within 18 months

1. Includes annualized contribution for newbuilds introduced in the year.

2. Includes annualized contribution for newbuilds introduced in the year and $25 million in identified annual synergies.

IN CONCLUSION, THIS TRANSACTION:

Combines Three Successful, Complementary Brands Across Different Market Segments Will Retain Distinct Brand Proposition, Guest Experience and Culture of Brands Enhances Already Best-In-Class Financial Metrics Expands Growth Trajectory with Measured Orderly Capacity Growth Through 2019 Is Immediately Accretive on a non-GAAP, Adjusted EPS Basis Provides Significant Synergies with Benefits for Years to Come

NORWEGIAN CRUISE LINE HOLDINGS LTD.

ACQUISITION OF PRESTIGE CRUISES INTERNATIONAL, INC.

SEPTEMBER 2, 2014

NORWEGIAN CRUISE LINE HOLDINGS LTD.
NON-GAAP RECONCILING INFORMATION
(unaudited)

Adjusted EBITDA [1] is calculated as follows (in thousands):

	Twelve months ended,					
	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Net income (loss)	$ (133,710)	$ (211,761)	$ (61,066)	$ (19,373)	$ (104,833)	$ 66,952
Interest expense, net	165,973	149,568	127,209	119,675	111,352	114,514
Income tax expense	1,192	874	820	634	554	503
Depreciation and amortization expense	162,048	162,565	160,793	158,530	155,853	152,700
EBITDA	195,503	101,246	227,756	259,466	162,926	334,669
Other (income) expense	15,389	(1,886)	(111,822)	(105,220)	1,567	(10,874)
Other	28,061	186,632	182,476	169,180	159,993	8,459
Adjusted EBITDA	$ 238,953	$ 285,992	$ 298,410	$ 323,426	$ 324,486	$ 332,254

	Twelve months ended,					
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Net income	$ 47,507	$ 17,779	$ 23,948	$ 22,986	$ 28,939	$ 72,210
Interest expense, net	125,261	135,923	156,440	173,672	185,730	195,402
Income tax expense	457	400	338	136	85	791
Depreciation and amortization expense	152,573	153,334	161,663	170,191	178,591	186,205
EBITDA	325,798	307,436	342,389	366,985	393,345	454,608
Other (income) expense	7,110	36,682	32,995	33,815	30,831	(3,300)
Other	7,089	6,833	7,703	4,313	3,994	4,624
Adjusted EBITDA	$ 339,997	$ 350,951	$ 383,087	$ 405,113	$ 428,170	$ 455,932

	Twelve months ended,					
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Net income	$ 88,821	$ 126,859	$ 138,076	$ 144,883	$ 165,562	$ 168,556
Interest expense, net	199,092	190,187	188,488	190,711	188,019	189,930
Income tax expense	1,624	1,700	1,775	1,103	626	706
Depreciation and amortization expense	186,181	183,985	183,525	183,695	185,601	189,537
EBITDA	475,718	502,731	511,864	520,392	539,808	548,729
Other (income) expense	113	(2,634)	(3,287)	(889)	(4,280)	(2,099)
Other	5,596	5,942	6,175	5,922	4,898	9,004
Adjusted EBITDA	$ 481,427	$ 506,039	$ 514,752	$ 525,425	$ 540,426	$ 555,634

	Twelve months ended,					
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Net income attributable to Norwegian Cruise Line Holdings Ltd.	$ 68,877	$ 24,005	$ 66,675	$ 101,714	$ 249,376	$ 369,833
Interest expense, net	271,416	326,197	305,628	282,602	186,118	114,292
Income tax expense	2,828	3,804	11,339	11,802	218	2,295
Depreciation and amortization expense	192,488	199,662	207,336	215,593	228,485	238,090
EBITDA	535,609	553,668	590,978	611,711	664,197	724,510
Net income attributable to non-controlling interest	(1,105)	(1,179)	857	1,172	2,702	4,439
Other income	(379)	(2,807)	(537)	(1,403)	(426)	328
Other	27,728	29,448	35,291	35,715	20,242	24,495
Adjusted EBITDA	$ 561,853	$ 579,130	$ 626,589	$ 647,195	$ 686,715	$ 753,772

The financial data presented for the years 2007 through 2012 are derived from NCLC's consolidated financial statements and should be read in conjunction with those financial statements. Prior to the period ended March 31, 2013, the financial data presented are those of NCLC.

[1] **Adjusted EBITDA is defined as EBITDA adjusted for other (income) expense, impairment loss and other supplemental adjustments ("Other"). We believe that Adjusted EBITDA is appropriate as a** supplemental financial measure as it is used by management to assess operating performance, is a factor in the evaluation of the performance of management and is the primary metric used in determining the Company's performance incentive bonus paid to its employees. We believe that Adjusted EBITDA is a useful measure in determining the Company's performance as it reflects certain operating drivers of the Company's business, such as sales growth, operating costs, marketing, general and administrative expense and other operating income and expense. Adjusted EBITDA is not a defined term under GAAP. Adjusted EBITDA is not intended to be a measure of liquidity or cash flows from operations or measures comparable to net income as it does not take into account certain requirements such as capital expenditures and related depreciation, principal and interest payments and tax payments and it includes other supplemental adjustments.